EXHIBIT A

                                AIRPLANES Group
                          Report to Certificateholders
                   All numbers in US$ unless otherwise stated


             Payment Date: 18 February 2003.
             Calculation Date: 11 February 2003.
(i)     ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)

-------------------------------------------------------------------------------------------------------------------
                                                                                                     Balance on
                                     Prior Balance            Deposits         Withdrawals        Calculation Date
--------------------------------------------------------------------------------------------------------------------
                                          9-Jan-03                                                     11-Feb-03

Lessee Funded Account                            0.00                0.00               (0.00)                0.00
Expense Account (note ii)                5,023,179.65        7,483,999.09       (5,521,805.42)        6,985,373.32
Collection Account (note iii)          137,010,807.67       27,170,217.30      (27,231,941.67)      136,949,083.30
                                                      --------------------
------------------------------------------------------------------------------------------------------------------
 -  Miscellaneous Reserve                           -                                                            -
 -  Maintenance Reserve                 80,000,000.00                                                80,000,000.00
 -  Security Deposit                    29,831,651.00                                                29,778,866.00
 -  Other Collections
     (net of interim withdrawals)       27,179,156.67                                                27,170,217.30
-------------------------------------------------------------------------------------------------------------------
                                                      ==-----------------------------------------------------------
Total                                  142,033,987.32       34,654,216.39      (32,753,747.09)      143,934,456.62
-------------------------------------------------------------------------------------------------------------------

(ii)    ANALYSIS OF EXPENSE ACCOUNT ACTIVITY
             ------------------------------------------------------------------
Balance on preceding Calculation Date (January 9, 2003)          5,023,179.65
Transfer from Collection Account (previous Payment Date)         7,476,820.35
Transfer from Collection Account (interim deposit)                       0.00
Interest Earned during period                                        7,178.74
Payments during period between prior Calculation Date
  and the relevant Calculation Date:
 - Payments on previous Payment Date                            (2,781,116.97)
 - Other payments                                               (2,740,688.45)
                                                            ------------------
Balance on relevant Calculation Date (February 11, 2003)         6,985,373.32
------------------------------------------------------------------------------

(iii)   ANALYSIS OF COLLECTION ACCOUNT ACTIVITY
 ---------------------------------------------------------------------------
 Balance on preceding Calculation Date (January 9, 2003)      137,010,807.67
 Collections during period                                     27,168,750.64
 Swap receipts (previous Payment Date)                              1,466.66
 Transfer to Expense Account  (previous Payment Date)          (7,476,820.35)
 Transfer to Expense Account  (interim withdrawal)                      0.00
 Net transfer to Lessee Funded Accounts                                 0.00
 Aggregate Certificate Payments (previous Payment Date)       (14,685,054.65)
 Swap payments (previous Payment Date)                         (5,070,066.67)
                                                             ----------------
                                                             ----------------
 Balance on relevant Calculation Date (February 11, 2003)     136,949,083.30
 ----------------------------------------------------------------------------

                                AIRPLANES Group
                          Report to Certificateholders
                   All numbers in US$ unless otherwise stated


(iii)   ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)

    ===========================================================================
        ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS
        Priority of Payments
     (i)Required Expense Amount                                 12,500,000.00
    (ii)a) Class A Interest                                      2,838,414.77
        b) Swap Payments                                         5,731,413.06
   (iii)First Collection Account Top-up                         60,000,000.00
    (iv)Minimum Hedge Payment                                            0.00
     (v)Class A Minimum Principal                                        0.00
    (vi)Class B Interest                                           488,174.83
   (vii)Class B Minimum Principal                                1,704,482.25
  (viii)Class C Interest                                         2,375,979.69
    (ix)Class D Interest                                         3,580,412.50
     (x)Second Collection Account Top-up                        49,865,366.00
    (xi)Class A Principal Adjustment Amount                      4,850,213.52
   (xii)Class C Scheduled Principal                                      0.00
  (xiii)Class D Scheduled Principal                                      0.00
   (xiv)Modification Payments                                            0.00
    (xv)Soft Bullet Note Step-up Interest                                0.00
   (xvi)Class E Minimum Interest                                         0.00
  (xvii)Supplemental Hedge Payment                                       0.00
 (xviii)Class B Supplemental Principal                                   0.00
   (xix)Class A Supplemental Principal                                   0.00
    (xx)Class D Outstanding Principal                                    0.00
   (xxi)Class C Outstanding Principal                                    0.00
  (xxii)Class E Supplemental Interest                                    0.00
 (xxiii)Class B Outstanding Principal                                    0.00
  (xxiv)Class A Outstanding Principal                                    0.00
   (xxv)Class E Accrued Unpaid Interest                                  0.00
  (xxvi)Class E Outstanding Principal                                    0.00
 (xxvii)Charitable Trust                                                 0.00
                                                               ---------------
Total Payments with respect to Payment Date                    143,934,456.62
     Less Collection Account Top-Ups ((iii) and (x)above)     (109,865,366.00)
                                                              ---------------
                                                                34,069,090.62
                                                        =====================


 ==============================================================================

(iv)    PAYMENT ON THE CERTIFICATES

        ---------------------------------------------------------------------------------------------------------------------------
        (a)  FLOATING RATE CERTIFICATES                             A-6                 A-8                A-9             Class B
             Applicable LIBOR                                  1.37000%            1.37000%           1.37000%            1.37000%
             Applicable Margin                                 0.34000%            0.37500%           0.55000%            0.75000%
             Applicable Interest Rate                          1.71000%            1.74500%           1.92000%            2.12000%
             Interest Amount Payable                         324,775.88        1,153,638.89       1,360,000.00          488,174.83
             Step Up Interest Amount                               0.00                0.00               0.00                0.00

             Opening Principal Balance                   201,099,614.76      700,000,000.00     750,000,000.00      243,816,509.76
             Minimum Principal Payment Amount                      0.00                0.00               0.00        1,704,482.25
             Adjusted Principal Payment Amount             4,850,213.52                0.00               0.00                0.00
             Supplemental Principal Payment Amount                 0.00                0.00               0.00                0.00
             Total Principal Distribution Amount           4,850,213.52                0.00               0.00        1,704,482.25
             Redemption Amount
              - amount allocable to principal                      0.00                0.00               0.00                0.00
              - premium allocable to premium                       0.00                0.00               0.00                0.00
                                                      -----------------------------------------------------------------------------
             Outstanding Principal Balance
               (February 18, 2003)                       196,249,401.24      700,000,000.00     750,000,000.00      242,112,027.51
        ---------------------------------------------------------------------------------------------------------------------------


        ------------------------------------------------------------------------------------
        (b)  FIXED RATE CERTIFICATES                            Class C             Class D
             Applicable Interest Rate                           8.1500%            10.8750%
             Interest Amount Payable                       2,375,979.69        3,580,412.50

             Opening Principal Balance                   349,837,500.00      395,080,000.00
             Scheduled Principal Payment Amount                    0.00                0.00
             Redemption Amount                                     0.00                0.00
              - amount allocable to principal                      0.00                0.00
              - amount allocable to premium                        0.00                0.00
             Actual Pool Factor                               0.9329000           0.9877000
                                                      --------------------------------------
             Outstanding Principal Balance
               (February 18, 2003)                       349,837,500.00      395,080,000.00
        ------------------------------------------------------------------------------------

        Table of rescheduled Pool Factors                           n/a                 n/a
          in the event of a partial redemption

                                AIRPLANES Group
                          Report to Certificateholders
                   All numbers in US$ unless otherwise stated


(v)     FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)
------------------------------------------------------------------------------------------------------
                                              A-6              A-8                 A-9        Class B
        Applicable LIBOR                 1.34000%         1.34000%            1.34000%       1.34000%
        Applicable Margin                0.34000%         0.37500%            0.55000%       0.75000%
        Applicable Interest Rate         1.68000%         1.71500%            1.89000%       2.09000%
------------------------------------------------------------------------------------------------------

(vi)    CURRENT PERIOD PAYMENTS Per $100,000 Initial Outstanding Principal Balance of Certificates)

--------------------------------------------------------------------------------------------------------------
(a)     FLOATING RATE CERTIFICATES

                                                        A-6             A-8               A-9         Class B

        Opening Principal Amount                   2,011.00        7,000.00          7,500.00        2,438.17
        Total Principal Payments                     (48.50)           0.00              0.00          (17.04)
                                                --------------------------------------------------------------
        Closing Outstanding Principal Balance      1,962.49        7,000.00          7,500.00        2,421.12

        Total Interest                                 3.25           11.54             13.60            4.88
        Total Premium                                  0.00            0.00              0.00            0.00
--------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------
(b)     FIXED RATE CERTIFICATES
                                             Class C                 Class D

        Opening Principal Amount            3,498.38                3,950.80
        Total Principal Payments                0.00                    0.00
                                          -----------------------------------
        Outstanding Principal Balance       3,498.38                3,950.80

        Total Interest                         23.76                   35.80
        Total Premium                           0.00                    0.00
-----------------------------------------------------------------------------